TWELFTH AMENDMENT TO

MUTUAL FUND ClJSTODY AND SERVICES AGREEMENT

This Amendment dated October 27. 2014 to the Mutual Fund Custody   and Services Agreement effective ovember 26. 2008 (the ''Agreement") by and bct\vccn ALLIANZ VARIABLE TNSURANCI:::  PRODUCTS  TRUST  (the   ''VIP  Trust'). ALUANZ  VARIABLE   INSURANCE   PRODUCTS   FUND   OF  FUNDS  TRUST  (the

"FOF Trust") and TI-lE BANK OF NEW  YORK  MELLON  (the "Custodian'').

WHEREAS, the VIP Trust. the FOF Trust and the Custodian have entered  into the Agreement;

WHEREAS, the parties wish  to amend the Agreement in order to  add  the following Fund to the VIP Trust effective November 14. 2014: AZL®  Metwest  Total Return Bond Fund; and

WHEREAS. in order to effectuate the above  changes,  Appendix  F  to  the Agreement must be amended.

NOW,  THEREFORE.  the  parties  hereto  agree follows:

           to  amend   the   Agreement   as

1.	To delete Appendix F of the Agreement and substitute it with Appendix. F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust. the FOF Trust and the  Custodian hereby each represent and warrant to the other that it has  full  authority  to  enter  into  this  Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VTP Trust, the FOF Trust or the Custodian  lo this Amendment.

IN WJTNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:         /s/ Mike Tanski

Name: Mike Tanski
Title: Vice President
Date:  October 27, 2014

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
By: /s/ Mike Tanski
Name: Mike Tanski

Title: Vice President
Date: October 27, 2014

             THE BANK OF NEW YORK MELLON

By:         /s/ David J. Pasternath

Name: David J. Pasternath
Title: Vice President
Date:  October 27, 2014

APPENDIX  F

List of Funds

(as of 11!14/14)

THIRTEENTH AMENDMENT TO
MUTUAL FUND CUSTODY AND SERVICES AGREEMENT

This Amendment dated April 27, 2015 to the Mutual Fund Custody and Services Agreement effective November 26, 2008 (the “Agreement”) by and between ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST (the “VIP Trust”), ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST (the “FOF Trust”) and THE BANK OF NEW YORK MELLON (the “Custodian”).

WHEREAS, the VIP Trust, the FOF Trust and the Custodian have entered into the Agreement; and

WHEREAS, the parties wish to amend the Agreement in order to add the following Funds to the VIP Trust effective April 27, 2015:  AZL® DFA Emerging Markets Core Equity Fund; AZL® DFA International Core Equity Fund; AZL® DFA U.S. Small Cap Fund; AZL® DFA U.S. Core Equity Fund; and AZL® DFA Five-Year Global Fixed Income Fund; and

WHEREAS, the parties wish to further amend the Agreement in order to add the following Fund to the FOF Trust effective April 27, 2015:  AZL® MVP DFA Multi-Strategy Fund; and

WHEREAS, in order to effectuate the above changes, Appendix F to the Agreement must be amended.

NOW, THEREFORE, the parties hereto agree to amend the Agreement as follows:

1.	To delete Appendix F of the Agreement and substitute it with Appendix F attached hereto.

2.	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3.
The VIP Trust, the FOF Trust and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the VIP Trust, the FOF Trust or the Custodian to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
Name: _____________________________
Title: ______________________________
Date: ______________________________

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

By: /s/ Brian Muench
Name: _____________________________
Title: ______________________________
Date: ______________________________

THE BANK OF NEW YORK MELLON

By: _______________________________
Name: _____________________________
Title: ______________________________
Date: ______________________________

 APPENDIX F
List of Funds
(as of 04/27/15)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Fund Name	Status

AZL® BlackRock Capital Appreciation Fund	Opened 11/26/08
AZL® BlackRock Global Allocation Fund	Opened 01/11/12
AZL® Dreyfus Research Growth Fund formerly (formerly AZL® Dreyfus Equity Growth Fund)(formerly AZL Dreyfus Founders Equity Growth Fund)	Opened 11/26/08; name change 04/27/09; named changed 04/27/12
AZL® Enhanced Bond Index Fund	Opened 05/01/09
AZL® Federated Clover Small Value Fund (formerly AZL® Franklin Small Cap Value Fund)(AZL® Columbia Small Cap Value merged)	Opened 11/26/08; name change 02/27/12; merger 11/27/13
AZL® Gateway Fund	Opened 04/30/10
AZL® Franklin Templeton Founding Strategy Plus Fund	Opened 10/26/09
AZL® International Index Fund	Opened 05/01/09
AZL® Invesco Equity and Income Fund (formerly AZL® Van Kampen Equity and Income Fund)	Opened 11/26/08; name change 05/02/11
AZL® Invesco Growth and Income Fund (formerly AZL® Van Kampen Growth and Income Fund)	Opened 11/26/08; name change 05/02/11
AZL® Invesco International Equity Fund (formerly AZL® AIM International Equity Fund)	Opened 11/26/08; name change 05/01/10
AZL® JPMorgan International Opportunities Fund (formerly AZL® Morgan Stanley International Equity Fund, AZL® Van Kampen International Equity Fund and AZL® Van Kampen Global Franchise Fund)	Opened 11/26/08; name change 10/26/09; name change 06/01/10; name change 05/02/11
AZL® JPMorgan U.S. Equity Fund (formerly AZL® Oppenheimer Main Street Fund)	Opened 11/26/08; name change 01/26/09
AZL® MFS Investors Trust Fund (formerly AZL® Jennison 20/20 Focus Fund)	Opened 11/26/08; name change 10/26/09
AZL® MFS Mid Cap Value Fund (formerly AZL® Columbia Mid Cap Value Fund)	Opened 11/26/08; name change 01/24/14
AZL® MFS Value Fund (formerly AZL® Eaton Vance Large Cap Value Fund; formerly AZL Van Kampen Comstock Fund)	Opened 11/26/08; name change 10/26/09; name change 09/14/12
AZL® Mid Cap Index Fund	Opened 05/01/09
AZL® Money Market Fund	Opened 11/26/08
AZL®Morgan Stanley Global Real Estate Fund (formerly AZL® Van Kampen Global Real Estate Fund)	Opened 11/26/08; name change 06/01/10
AZL® Morgan Stanley Mid Cap Growth Fund (formerly AZL®Van Kampen Mid Cap Growth Fund)	Opened 11/26/08; name change 06/01/10
Fund Name	Status
AZL®Oppenheimer Discovery Fund (formerly AZL® Turner Quantitative Small Cap Growth Fund)	Opened 11/26/08; name change 02/27/12
AZL NFJ International Value Fund	Opened 05/01/09
AZL® Pyramis Core Bond Fund	Opened 08/31/12
AZL® Russell 1000 Growth Index Fund (formerly AZL® Russell 1000 Growth Fund)	Opened 04/30/10; name change 01/17/11
AZL® Russell 1000 Value Index Fund (formerly AZL® Russell 1000 Value Fund)	Opened 04/30/10; name change 01/17/11
AZL® S&P 500 Index Fund	Opened 11/26/08
AZL® Schroder Emerging Markets Equity Fund	Opened 11/26/08
AZL® Small Cap Stock Index Fund	Opened 11/26/08
AZL® T. Rowe Price Capital Appreciation Fund (formerly AZL® Davis New York Venture Fund)(formerly AZL® David NY Venture Fund)	Opened 11/26/08; name change 04/27/12; name change 11/26/13
AZL® Wells Fargo Large Cap Growth Fund	Opened 04/28/14
AZL® Metwest Total Return Bond Fund	Opened 11/14/14
AZL® DFA Emerging Markets Core Equity Fund	Opened 04/27/15
AZL® DFA International Core Equity Fund	Opened 04/27/15
AZL® DFA U.S. Small Cap Fund	Opened 04/27/15
AZL® DFA U.S. Core Equity Fund	Opened 04/27/15
AZL® DFA Five-Year Global Fixed Income Fund	Opened 04/27/15

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Fund Name	Status
AZL® Balanced Index Strategy Fund	Opened 07/06/09
AZL® Growth Index Strategy Fund (formerly AZL® Moderate Index Strategy Fund)	Opened 07/06/09
AZL® MVP Balanced Index Strategy Fund	Opened 01/11/12
AZL®MVP BlackRock Global Allocation Fund	Opened 01/11/12
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	Opened 04/27/12
AZL® MVP Fusion Conservative Fund (formerly AZL® Fusion Conservative fund)	Opened 10/26/09; name change 04/26/13
AZL® MVP Fusion Balanced Fund (formerly AZL® Fusion Balanced Fund)	Opened 11/26/2008; name change 04/26/13
AZL® MVP Fusion Growth Fund (formerly AZL® Fusion Growth Fund)	Opened 11/26/08; name change 04/26/13
AZL® MVP Fusion Moderate Fund (formerly AZL® Fusion Moderate Fund)	Opened 11/26/08; name change 04/26/13
AZL® MVP Growth Index Strategy Fund	Opened 01/11/12
AZL® MVP Invesco Equity and Income Fund	Opened 01/11/12
AZL® MVP T. Rowe Price Capital Appreciation Fund	Opened 01/10/14
AZL® MVP DFA Multi-Strategy Fund	Opened 04/27/15